UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  _____________

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reportedly): July 25, 2005


                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)


          Florida                        2-70197                59-1564329
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                        Identification No.)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

     (c) On July 25, 2005, the Company's Board of Directors elected Gregor M. Dornau Vice President of the Company. Gregor is 36 years old, is the son of our Chairman and CEO, Peter G. Dornau and has been an employee of the Company since 1990. He currently serves as our National Sales Manager. He will continue to function in that capacity as well as expand his responsibilities to other corporate matters as needed. There is no written employment agreement between him and the Company and he will continue working under the current terms of his employment.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


July 25, 2005
                                 Ocean Bio-Chem, Inc.


                                 /s/ Peter G. Dornau
                                 Peter G. Dornau
                                 Chairman of the Board and
                                 Chief Executive Officer